PROPERTY AND EQUIPMENT	12 Months Ended
Dec. 31, 2011
PROPERTY AND EQUIPMENT

7. PROPERTY AND EQUIPMENT

The components of property and equipment are as follows:

	2010	2011
Buildings	9,815	9,310
Leasehold improvements	2,258,501	3,685,489
Machinery and equipment	182,792	285,921
Furniture, fixtures and office equipment	544,852	627,588
Construction in progress	56,805	159,985

	3,052,765	4,768,293

Less: Accumulated depreciation	(948,372)	(1,315,447)

Property and equipment, net	2,104,393	3,452,846

Depreciation expenses incurred for the years ended December 31, 2009, 2010 and 2011 were RMB 281,890, RMB 314,923 and RMB 404,901, respectively. The cost of property and equipment is stated net off impairment losses of RMB 5,477 and RMB 7,182 as of December 31, 2010 and 2011.

Included in leasehold improvements was accumulated capitalized interest of RMB 3,916 as of December 31, 2010 and 2011.